SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               Current Report


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




     Date of Report (date of earliest event reported):  October 24, 2001



                             II-VI INCORPORATED
           (Exact name of registrant as specified in its charter)




        Pennsylvania                0-16195          25-1214948
(State or other jurisdiction     (Commission        (IRS Employer
      of incorporation)          File Number)   Identification Number)




     375 Saxonburg Boulevard, Saxonburg, Pennsylvania      16056
         (Address of principal executive offices)        (ZIP Code)



  Registrant's telephone number, including area code:  724-352-4455


Former name or former address, if changed, since last report: Not Applicable

Item 5.     Other Events

            On October 19, 2001, II-VI Incorporated (the "Company") acquired, via an asset purchase agreement, the Litton Systems, Inc. Silicon Carbide (SiC) Group. On October 24, 2001, the Company issued a press release entitled, "II-VI Incorporated Acquires Litton Systems, Inc. Silicon Carbide (SiC) Group". The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

Exhibit No.         Description

   99               Press Release


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        II-VI INCORPORATED
                                        (Registrant)



Date:  October 24, 2001                 By:  /s/ Carl J. Johnson
                                               Carl J. Johnson
                                        Chairman & Chief Executive Officer



Date:  October 24, 2001                 By:  /s/ Craig A. Creaturo
                                              Craig A. Creaturo
                                                 Treasurer


                              EXHIBIT INDEX


Exhibit No.         Description

   99               Press Release